UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 7, 2017, The Charles Schwab Corporation (the “Company”) issued $800,000,000 aggregate principal amount of 2.650% Senior Notes due 2023 and $700,000,000 aggregate principal amount of 3.200% Senior Notes due 2028 (collectively, the “Notes”). The Notes were issued under a Senior Indenture, dated as of June 5, 2009 (the “Senior Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Tenth Supplemental Indenture, dated as of December 7, 2017 (the “Tenth Supplemental Indenture”). The offering was made pursuant to a Prospectus dated December 15, 2014 and a Prospectus Supplement dated December 4, 2017, filed pursuant to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-200939).

On December 4, 2017, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters.

Copies of the Underwriting Agreement, the Tenth Supplemental Indenture and the forms of 2.650% Senior Note due 2023 and 3.200% Senior Note due 2028 are attached as Exhibits 1.1, 4.40, 4.41 and 4.42, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the legal opinion delivered in connection with the transactions described above is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated December 4, 2017, by and among the Company and Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.40	Tenth Supplemental Indenture, dated as of December 7, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.41	Form of 2.650% Senior Note due 2023 (included in Exhibit 4.40).

4.42	Form of 3.200% Senior Note due 2028 (included in Exhibit 4.40).

5.1	Opinion of Arnold & Porter Kaye Scholer LLP, dated December 7, 2017.

23.1	Consent of Arnold & Porter Kaye Scholer LLP, dated December 7, 2017 (included in Exhibit 5.1).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: December 7, 2017	By:	/s/ Peter Crawford Peter Crawford Executive Vice President and Chief Financial Officer